Supplement dated October 6, 2025

to the Prospectuses, Initial Summary Prospectuses, and Updating Summary Prospectuses,
each dated April 28, 2025 (each a “Prospectus”), as supplemented, for:

Apex VUL®

On or prior to April 19, 2024, issued by Massachusetts Mutual Life Insurance Company in all states.

After April 19, 2024, issued by Massachusetts Mutual Life Insurance Company in California and New York
and by C.M. Life Insurance Company in all other states.

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

NOTICE OF FUND SUBSTITUTION

The purpose of this Supplement is to announce various fund changes. Capitalized terms used in this Supplement are defined in your Prospectus unless otherwise defined here. “We,” “Us,” or “Our” refer to Massachusetts Mutual Life Insurance Company or C.M. Life Insurance Company depending on where Your policy was issued. “You” or “Your” refer to the Owner of the policy.

At the close of the New York Stock Exchange (“NYSE”) on or about November 14, 2025 (the “Substitution Date”), in accordance with applicable law, shares of the following Existing Funds will be replaced with shares of the following Replacement Funds (the “Substitutions”), set forth in the table below:

Existing Fund (Share Class)	Replacement Fund (Share Class)
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	MML Invesco Discovery Mid Cap Fund (Class II)
Invesco V.I. Main Street Fund® (Series I)	MML Fundamental Equity Fund (Class II)

Transfer of Account Value from the Existing Fund

On the Substitution Date, all Account Value in any Separate Account Division investing in an Existing Fund will automatically be reallocated to the Separate Account Division investing in the corresponding Replacement Fund. Such reallocation will not count toward transfer limits imposed by Our frequent trading and market timing policies. After the Substitution Date, You may not make any allocations to the Separate Account Division investing in an Existing Fund, and such Separate Account Divisions will no longer be available for investment under the policy.

The Substitutions will occur at the relative net asset values of the Existing Funds’ and Replacement Funds’ shares. Your Account Value immediately prior to the Substitutions will equal Your Account Value immediately after the Substitutions. There will not be any tax consequences for You as a result of the Substitutions. The Substitutions will be performed at no cost to You. The fees and charges under Your policy will not increase as a result of the Substitutions. The overall fees and expenses of each Replacement Fund are equal to or less than those of the corresponding Existing Fund. Your rights and Our obligations will not be altered in any way.

If Your Account Value is automatically transferred on the Substitution Date, You will receive a confirmation showing the transfer of Your Account Value from each Separate Account Division that invests in an Existing Fund to the Separate Account Division that invests in the corresponding Replacement Fund.

PS25_34

Impact on Transaction Requests

The Separate Account Divisions that invest in the Existing Funds will continue to be available for premium payments, allocation elections, transfers, loans, and withdrawals until the close of the NYSE on the Substitution Date. Any premium payment, allocation election, transfer, loan, or withdrawal request involving a Separate Account Division that invests in an Existing Fund on or after the Substitution Date will default to the Separate Account Division that invests in the corresponding Replacement Fund.

Impact on Future Premium Payment Allocations

On the Substitution Date, each Replacement Fund will automatically replace the corresponding Existing Fund under Your premium payment allocation instructions.

If You do not wish to have Your future premium payments allocated to any of the Replacement Funds, You must send a request in Good Order to Our Administrative Office to change Your premium payment allocation instructions.

Impact on Automatic Programs

On the Substitution Date, the Replacement Funds will automatically replace the corresponding Existing Funds in all of the following automatic programs for which an Existing Fund has been selected as an investment option:

•	Portfolio Rebalancing Program*

•	Dollar Cost Averaging Program*

•	Directed Monthly Deduction Program

You may change Your automatic program elections by submitting a request in Good Order to Our Administrative Office.

* If You currently transfer Account Value from a Separate Account Division that invests in an Existing Fund to a Separate Account Division that invests in the corresponding Replacement Fund (or vice versa) as part of Your Portfolio Rebalancing Program or Dollar Cost Averaging Program, Your program may terminate effective as of the Substitution Date unless You change the investment choices used in that program prior to that date.

Transfer Rights

On the Substitution Date, any Account Value remaining in a Separate Account Division that invests in an Existing Fund will be automatically reallocated to the Separate Account Division that invests in the corresponding Replacement Fund.

You may transfer Your Account Value allocated to a Separate Account Division that invests in an Existing Fund to any other Separate Account Division available under Your policy.

From the date of this Supplement to the Substitution Date, and for 30 calendar days after the Substitution Date, such transfers will not count as a transfer for purposes of any limitation on the number of transfers permitted under Your policy or transfer limits imposed by Our frequent trading and market timing policies. We do not charge a transfer fee for such transfers.

From the date of this Supplement to the Substitution Date, and for 30 calendar days after the Substitution Date, We will not exercise any rights reserved under the policy to impose additional restrictions on transfers between Separate Account Divisions.

PS25_34

Fund Addition(s)

In connection with the Substitutions, certain Replacement Funds that are not currently offered as investment options under Your policy will be added to Your policy on the Substitution Date. On the Substitution Date, the following information about the new Replacement Fund will be added to Appendix A, and information about the Existing Funds will be deleted:

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Small/Mid-Cap Growth	MML Invesco Discovery Mid Cap Fund (Class II)** Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.83%	—	—	—

**The expenses are based on estimated amounts for the current fiscal year of the Fund. The Fund has not been in operation for a full calendar year, and therefore has no performance history. Performance history will be available for the Fund after it has been in operation for one calendar year.

If You have questions about this Supplement or wish to make any changes to Your policy, please contact Your registered representative, visit Us online at www.MassMutual.com/contact-us, or call Our Administrative Office at (800) 272-2216 (8 a.m.– 8 p.m. Eastern Time).

For more information about the funds, read each fund prospectus. Prospectuses are available by going to www.MassMutual.com/variable-products, selecting the name of Your variable product, and then selecting the applicable fund. You can also request paper copies of fund prospectuses by calling Our Administrative Office at the number listed above or by emailing fundinfo@massmutual.com.

page 3 of 3
PS25_34